Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated April 17, 2014, to the Prospectus dated May 1, 2013.

Billings Capital Management, LLC (“BCM”) serves as an additional sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”).  Accordingly, the following information supplements the Prospectus and replaces any information to the contrary.

Summary Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Billings Capital Management, LLC serves as one of the Fund’s sub-advisers. BCM’s investment strategy is a value-oriented, fundamentals and research driven, bottom-up equity long/short approach.  The strategy seeks to maximize absolute returns, exceeding the S&P 500 Index over the long term, while attempting to avoid significant permanent capital impairments (losses).  For both long and short investments, BCM selects companies ranked by relative value.

Investment Sub-Adviser:  Billings Capital Management, LLC

Sub-Adviser Portfolio Managers:  Eric F. Billings, Sr. Managing Partner of BCM; Eric P. Billings, Managing Partner of BCM; Scott P. Billings, Managing Partner of BCM; and Thomas P. Billings, Managing Partner of BCM, have each served the Fund as a sub-adviser portfolio manager since March 2014.

Statutory Portion of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Billings Capital Management, LLC serves as one of the Fund’s sub-advisers.  BCM’s investment strategy is a value-oriented, fundamentals and research driven, bottom-up equity long/short approach.  The strategy seeks to maximize absolute returns, exceeding the S&P 500 Index over the long term, while attempting to avoid significant permanent capital impairments (losses).  All investment decisions are determined by the investment committee, which is composed of the four portfolio managers.  The committee reviews all internally generated research and analysis, in addition to testing assumptions in their proprietary financial models and investment thesis.  It determines the fair value of an investment relative to its perceived intrinsic value.  This valuation is then compared to all investments in the BCM-managed portion of the Fund’s portfolio and other prospective investments, to determine its relative attractiveness.  If unanimously agreed upon, the investment committee determines if the investment will be bought or sold, replace an existing position or be added in conjunction to current holdings.  Size of positions is based on relative attractiveness and relative confidence in the ability to forecast growth and future cash flows.  Opportunities that exhibit potential for higher returns coupled with strong conviction in forecasting models will receive greater weighting.  No positions will be added or held that do not exhibit the risk/return characteristics required for long and short positions.  Through its research, BCM attempts to avoid long-position investments in companies that may have a negative fundamentally driven change in intrinsic value while being opportunistic and patient around short term price volatility (commonly referred to as market noise).  BCM believes that this approach, focused on investing at significant discounts to intrinsic value and shorting the stock of businesses they believe to be considerably overvalued, will produce favorable results.

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LoCorr Long/Short Equity Fund Sub-Adviser:  Billings Capital Management, LLC, located at 1001 Nineteenth Street North, Suite 1950, Arlington, VA  22209, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.70% of the first $50 million of the average daily net asset value of the sub-advised assets, plus 1.50% of the next $50 million of the average daily net asset value of the sub-advised assets plus 1.30% of the average daily net asset value of the sub-advised assets over $100 million.  In addition to the monthly fees described above, the Adviser will pay an additional fee if certain assets levels are not reached.  The sub-adviser is paid by the Adviser not the Fund.  The sub-adviser has over six years of experience managing equity assets for high net-worth individuals and institutional clients such as the Fund.  As of February 28, 2014, it had approximately $62 million in assets under management.

LoCorr Long/Short Equity Fund Sub-Adviser Portfolio Managers:

Eric F. Billings joined BCM in January of 2009 as the Senior Managing Partner and member of the investment committee. Prior to joining BCM, Mr. Billings co-founded FBR Capital Markets Corporation (FBRC), a publicly-traded investment bank and brokerage firm. He served as co-Chairman and co-CEO with his two partners until their retirements in 2001 and 2005 at which point he became sole Chairman and CEO until his retirement in 2008. Over that time they built FBRC into one of the largest initial equity underwriters in the country, competing with brand name firms like Goldman Sachs, Morgan Stanley, JP Morgan, etc. Mr. Billings also founded Arlington Asset Investment Corporation (AI), a publicly-traded mortgage investment company, where he currently serves as Chairman and CEO.  In addition, Mr. Billings also founded and sole managed FBR Weston, LP, a long/short equity hedge fund from January of 1993 to September of 2005.

Eric P. Billings, Managing Partner, co-founded BCM with his partners in January of 2008. Prior to starting the firm in 2008, Mr. Billings worked in Institutional Brokerage at FBR Capital Markets Corporation (FBRC). Mr. Billings received a BA in Economics from Vanderbilt University and his MBA from Vanderbilt’s Owen Graduate School of Management.

Scott Billings, Managing Partner, co-founded BCM with his partners in January of 2008. Prior to starting the firm in 2008, Mr. Billings worked in Institutional Brokerage at FBR Capital Markets Corporation (FBRC). Mr. Billings received a BS in Finance and Economics from the Carroll School of Management at Boston College.

Tom Billings, Managing Partner, co-founded BCM with his partners in January of 2008.  Prior to starting the firm in 2008, Mr. Billings worked in Institutional Brokerage at FBR Capital Markets Corporation (FBRC). Mr. Billings received a BS in Finance and Economics from the Carroll School of Management at Boston College.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2013 and the Statement of Additional Information dated May 1, 2013, as supplemented July 16, 2013, December 24, 2013 and April 17, 2014.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.

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LoCorr Long/Short Equity Fund
A series of LoCorr Investment Trust

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated April 17, 2014, to the Statement of Additional Information (“SAI”) dated May 1, 2013, as Supplemented July 16, 2013 and December 24, 2013.

Billings Capital Management, LLC (“BCM”) serves as an additional sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”).  Accordingly, the following information supplements the Prospectus and replaces any information to the contrary.

Investment Sub-Advisers

Billings Capital Management, LLC, located at 1001 Nineteenth Street North, Suite 1950, Arlington, VA  22209, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.  The Adviser pays to this sub-adviser as compensation a monthly fee at an annual rate equal to 1.70% of the first $50 million of the average daily net asset value of the sub-advised assets, plus 1.50% of the next $50 million of the average daily net asset value of the sub-advised assets plus 1.30% of the average daily net asset value of the sub-advised assets over $100 million.  In addition to the monthly fees described above, the Adviser will pay an additional fee if BCM is managing less than a certain amount of sub-advised assets during the entire one year period following the date of the initial allocation to the sub-adviser, subject to a waiver if returns on sub-advised assets are below a certain level.  The sub-adviser is paid by the Adviser not the Fund.  The sub-adviser has over five years of experience managing equity assets for high net-worth individuals and institutional clients such as the Fund.  As of December 31, 2013, it had approximately $62 million in assets under management.  Eric F. Billings, Eric P. Billings, Thomas P. Billings and Scott P. Billings are deemed to jointly control the adviser because they each own at least 25% of its interests.

PORTFOLIO MANAGERS

The following provides information for accounts that Eric F. Billings, Eric P. Billings, Thomas P. Billings and Scott P. Billings manage, other than any LoCorr Funds, as of February 28, 2014.  As of December 31, 2013, none of these portfolio managers owned shares of the Fund.  Each portfolio manager receives a salary and because each portfolio manager is an equity owner may receive a share of BCM profits, if any.

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Eric F. Billings	0	$0	2	$62 Million	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Eric F. Billings	0	$0	2	$62 Million	0	$0

Total Other Accounts Managed

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Eric P. Billings	0	$0	2	$62 Million	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Eric P. Billings	0	$0	2	$62 Million	0	$0

Total Other Accounts Managed

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Thomas P. Billings	0	$0	2	$62 Million	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Thomas P. Billings	0	$0	2	$62 Million	0	$0

Total Other Accounts Managed

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Scott P. Billings	0	$0	2	$62 Million	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Scott P. Billings	0	$0	2	$62 Million	0	$0

APPENDIX A

PROXY VOTING GUIDELINES FOR
Billings Capital Management, LLC

Proxy Voting Procedures

We view proxies of companies held in our funds’ portfolios as significant assets and proxy voting as an integral part of the investment process. These Principles provide an important framework for analysis and decision-making; however, they are not exhaustive and do not address all potential issues. These are “guidelines” rather than “rules.” While we generally adhere to these Principles, we have the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis. The voting process reflects our understanding of a company’s business, its management and its relationship with shareholders over time. In addition to our annual review of specific proxy proposals (including discussions with corporate management representatives), we meet with companies throughout the year to discuss various governance and proxy voting topics. In all cases, the investment objectives and policies of the funds remain the focus. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests that may conflict with those of the funds and their shareholders. The Principles reflect the long-term approach that helps guide our investment and proxy voting decisions.

Rule 206(4)-6 under the Act addresses an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies.  The Rule also requires these advisers to maintain certain records relating to proxy voting.  The Rule is designed to ensure that advisers vote proxies in the best interests of their clients and provide clients with information about how their proxies are voted.

The Fund and the LoCorr Long/Short Equity Fund (hereafter referred to as “The Funds”), as the clients of Billings Capital Management, LLC (“BCM”), have elected to delegate their proxy voting authority to BCM.  SEC Rule 206(4)-6 under the Investment Adviser's Act of 1940 (the "Advisers Act"), requires that we: (1) adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients; (2) disclose to clients information about the adviser’s proxy voting policies and procedures; and (3) disclose to clients how they may obtain information on how the adviser has voted their proxies.

Proxy Voting Process

BCM will provide the following services:

•           Receipt and verification of proxies

•           Analysis of issues according to Client’s guidelines

•           Voting of proxies according to Department of Labor guidelines

•           Reporting on voting positions provided semi-annually

•           Record keeping consistent with established standards

•           Voting records can be requested at any time

BCM applies a disciplined approach when voting proxies.  BCM votes proxies pursuant to BCM’s policies and procedures unless provided with specific proxy voting instructions from the General Partner of the Fund or LoCorr Fund Management, LLC for the sub-advised Fund.  BCM will vote proxies in the best interests of The Funds.  Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available.

Following each voting period, BCM prepares proxy reports that provide a description of the matters that were voted on and provides detail on how each proxy was voted.  BCM analyzes each proxy on a case-by-case basis to determine that all votes are cast solely in the best interest of The Funds.  BCM generally mails or emails (per The Fund’s instructions) Proxy Reports annually.

BCM will act with the care, skill, prudence and diligence under the prevailing circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  When proxies due have not been received, BCM will make reasonable efforts to obtain missing proxies however, BCM is not responsible for voting proxies it does not receive.

This policy is not exhaustive because of the variety of proxy voting issues that the Adviser may be required to consider. The Adviser reserves the right to depart from these guidelines in order to avoid voting decisions that may be contrary to the Funds’ best interests.

Conflicts of Interest

On occasion, proxy voting proposals may raise conflicts between the interests of the Adviser's clients and the interests of the Adviser, its owners and employees. The Adviser ensures that its decisions in voting proxies are based solely on the Funds’ best interests and not the product of any conflict that may exist.   The Adviser's President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest.
If a proposal presents a material conflict of interest, the Adviser may vote a proxy regarding that proposal in any of the following ways:

•	Refer the proposal to GP of the Fund or the LoCorr Long/Short Equity Fund (“LoCorr”): To obtain instructions on how to vote the proxy relating to that proposal.

•	Use predetermined voting policy: The Adviser may vote according to its policy.

•	Use an Independent Third Party: The Adviser may assign such proxy votes.

The Adviser will maintain a record of the voting resolution of any conflict of interest.

Corporate Governance

The Adviser's proxy voting policy recognizes the importance of strong corporate governance that ensures management and the board of directors fulfill their obligations to shareholders. As such, we will favor proposals promoting transparency and accountability within a company.   One of the primary factors that the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company's management.  Accordingly, the recommendation of management on any issue is a factor that the Adviser considers in determining how proxies should be voted.  However, the Adviser does not consider recommendations from management to be determinative of the Adviser's ultimate decision.  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management.  Each issue, however, is considered on its own merits, and the Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Operational Procedures

An Adviser employee is responsible for ensuring that the Adviser votes proxies in accordance with the Adviser's proxy voting policies.  This person monitors his calendar for voting deadlines for proxies. This person reviews the voting calendar, research and recommendation, potential conflicts of interest and the evaluation of the matters presented for shareholder vote.  An Adviser employee makes all voting decisions, authorizing ballots to be cast accordingly. Periodically, the Adviser's actual procedures in deciding and voting proxies will be reviewed against its written procedures, and the written procedures revised as needed.

All ballot votes are cast using certain filing services as needed. The Adviser's proxy voting policies and procedures are available upon request at any time, as well as information about how proxies were voted.  The Funds will receive an initial copy of the Adviser proxy voting policies and procedures.  If requested, the Adviser will provide The Funds with information about proxy voting decisions and actions for securities in their accounts. All requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to an Adviser employee.

Recordkeeping

The Adviser will retain the following proxy records for a minimum of five years:
•	These policies and procedures and any amendments

•	Each proxy statement that the Adviser receives

•	A record of each vote that the Adviser casts

•	Any research that was material to making a decision for how to vote proxies.

•	A copy of each written request for information on how the Adviser votes proxies, and a copy of any written response.

Proxies of Certain Foreign Securities

Voting proxies of issuers in non-U.S. markets may present a number of administrative issues that may prevent the Adviser from voting such proxies.  For example, the Adviser may receive meeting notices without enough time to fully consider the proxy or after the deadline for voting.  Other markets require the Adviser to provide local agents with power of attorney prior to implementing BCM's voting instructions.  Although it is the Adviser's policy to seek to vote all proxies for securities in accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a "best efforts" basis.

Areas Reviewed

Election of Directors

Boards are put in place to represent shareholders and protect their interests.  BMC seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve, is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

o	CFO who presently sits on the board.

o	Director who presently sits on an excessive number of boards

o	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past three years.

o	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

o	Director with an interlocking directorship.

BOARD COMMITTEE COMPOSITION

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of Compensation

We review compensation the overall compensation practices of a company. In our evaluation, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where there is insufficient or unclear information about performance metrics and goals, where the pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or write down, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of Roles

We believe that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs the board. We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting

We will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

We favor the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

Financial Reporting

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.
Advisory Voting

We closely review companies’ compensation practices and disclosure to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. We will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

At companies that received a significant shareholder vote against their advisory vote on executive compensation in the previous year, we will look for disclosure in the proxy statement and other publicly disclosed filings that indicates the compensation committee is responding to the prior year’s vote results. In the absence of evidence that the board is responding appropriately, we will recommend holding compensation committee members accountable for this failure.

We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Equity Incentive Plans

Incentive plans are complicated and many factors are considered when evaluating a plan. No single factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Factors include:

•
Pricing: We believe options should be priced at 100% of fair market value (the price shareholders would pay on the open market) on the date they are granted. We do not generally support options priced at a discount to the market.

•
Re-pricing: An “out-of-the-money” option has an exercise price that is higher than the current price of the stock. We generally have not supported replacing “out-of-the-money” options with new options at a lower exercise price (generally known as “re-pricing”) because it is not consistent with a policy of offering options as a form of long-term compensation. However, there may be circumstances under which we would consider a limited exchange program (including value-neutral exchanges).

•
Dilution: Dilution is the reduction of the voting power and/or economic interest of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in “excessive” dilution for existing shareholders. Acceptable dilution levels are not rigidly defined, but will be a function of the: (i) stage of the company’s lifecycle (embryonic to mature); (ii) company size (market capitalization); (iii) historical growth rate of sales and earnings; (iv) competitive environment; and (v) extenuating circumstances related to the company’s industry. In addition, greater dilution can be tolerated when options are awarded to all employees, instead of limiting awards to top-level management. We generally oppose evergreen plans (which provide for an automatic annual increase of shares available for award without shareholder approval).

•
Performance: We have a preference for linking compensation (cash and equity) to appropriate performance criteria that encourages a long-term focus, consistent with our approach to investing Shares available for awards: Requests for additional incentive plan shares, where there are a substantial number of shares currently in reserve, will receive additional scrutiny to ensure that a company continues to award equity at an appropriate rate.

Restricted Stock Plans

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards. We also consider performance criteria and other vesting requirements, as well as the economic value of the restricted stock when compared to options.

Non-Employee Director Compensation

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair market value option grants and not create excess total compensation (they should be subject to the same limitations as executive incentive plans). We also review the mix of options, stock awards and cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors, and that excessive board compensation can undermine the board’s independence.

 Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

Third Party Proxy Voting

To the extent that the Adviser engages (or in the future engages) a third party provider to make proxy voting recommendations and/or to vote client proxies, the Adviser shall determine that the third party: (1) has the capacity and competency to adequately analyze proxy issues; and (2) can make proxy voting recommendations and/or decisions in an impartial manner, without conflict of interest, and in the best interest of the Adviser’s clients.

We will seek a vendor who makes proxy materials available for our review and votes proxies in accordance with our guidelines or instructions.  The vendor must maintain all required proxy voting records and, upon the Adviser request, provides reports concerning how votes were cast.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2013, as supplemented April 17, 2014; and the Statement of Additional Information dated May 1, 2013, as supplemented July 16, 2013, December 24, 2013.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.